EXHIBIT 99.6


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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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Generic Strats for the Entire Pool

--------------------------------------------------------                                           Prepayment Penalty Length
Range Assumptions                                                                      No Pen.  1 yr    2 yr    3 yr    4 yr   5 yr
                                                                                       ---------------------------------------------
<  Deal Gross WAC  - 100 bp                               < Deal Gross WAC  - 100 bp    2.39    1.32    8.36    5.36    0.00   0.00
Deal Gross WAC  - 100 bp   to   Deal Gross WAC  - 75 bp   > Deal Gross WAC  - 100 bp    0.98    0.45    3.21    1.81    0.00   0.00
Deal Gross WAC  - 75.01 bp   to   Deal Gross WAC  - 50bp  > Deal Gross WAC  - 75 bp     1.38    0.91    4.90    3.05    0.00   0.00
Deal Gross WAC  - 50.01 bp  to  Deal Gross WAC  - 25 bp   > Deal Gross WAC  - 50 bp     1.30    1.00    4.61    2.40    0.00   0.00
Deal Gross WAC  - 25.01 bp  to  Deal Gross WAC            > Deal Gross WAC  - 25 bp     1.71    0.63    4.74    2.02    0.00   0.00
Deal Gross WAC                                              Deal Gross WAC    0.00      0.00    0.00    0.00    0.00   0.00
Deal Gross WAC  to  Deal Gross WAC + 25 bp                < Deal Gross WAC + 25 bp      1.82    0.44    4.61    1.91    0.00   0.00
Deal Gross WAC + 25.01 bp  to  Deal Gross WAC + 50 bp     < Deal Gross WAC + 50 bp      2.04    0.82    4.95    1.40    0.00   0.00
Deal Gross WAC + 50.01 bp  to  Deal Gross WAC + 75 bp     < Deal Gross WAC + 75 bp      1.88    0.37    4.71    1.34    0.00   0.00
Deal Gross WAC + 75.01 bp  to  Deal Gross WAC + 100 bp    < Deal Gross WAC + 100 bp     1.46    0.89    3.74    0.84    0.00   0.00
> Deal Gross WAC + 100 bp                                 > Deal Gross WAC + 100 bp     4.67    0.88    6.69    2.03    0.00   0.00
--------------------------------------------------------                               ---------------------------------------------




                                             Prepayment Penalty Type

                                       % of Coll Bal     Avg Loan Balance        Avg FICO           Avg Length
                                     -------------------------------------------------------------------------------
CA Style (80% of 6 months Interest) |
                             Type 2 |
                             Type 3 |
                               None |





                                         Zip Code       % Collateral Balance    Average LTV    Avg Loan Balance    Avg Credit Score
                                     ----------------------------------------------------------------------------------------------
CA Style (80% of 6 months Interest) | every zip code...
                             Type 2 |               ...
                             Type 3 |               ...
                               None |               ...



We would like to see these stratifications separately for Owner Occ & NonOwner Properties

===============================================================================

NON-ONWER

-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
0 - 100K              < 100K     0.23         0.07          0.20         0.39         0.30        0.03       0.00          0.00
100K - 200K           < 200K     0.33         0.20          0.14         0.59         0.65        0.34       0.00          0.00
200K - 300K           < 300K     0.20         0.26          0.23         0.58         0.23        0.10       0.00          0.00
300K - 400K           < 400K     0.05         0.12          0.04         0.32         0.18        0.05       0.00          0.00
400K - 500K           < 500K     0.00         0.07          0.00         0.25         0.11        0.17       0.00          0.00
500K - 750K           < 750K     0.00         0.00          0.00         0.07         0.07        0.00       0.00          0.00
750K - 1.0MM        < 1.0 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
1.0MM - 1.5MM       < 1.5 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
1.5MM - 2.0MM         < 2 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
>2.0MM                > 2 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
                Loan Balance -------------------------------------------------------------------------------------------------------

-----------------          ---------------------------------------------------------------------------------------------------------
                                                                                                                          more than
Range Assumptions          < 550   550 - 575  575 - 600    600 - 625    625 - 650      650 - 675  675 - 700    700 - 725     725
                           ---------------------------------------------------------------------------------------------------------
                                                                          Credit Score
                                                                                                                          more than
                           < 550     < 575     < 600        < 625        < 650           < 675       < 700       < 725        725
                           ---------------------------------------------------------------------------------------------------------
0 - 100K           < 100K    0.16     0.09      0.15        0.20          0.23            0.17        0.10        0.09        0.05
100K - 200K        < 200K    0.10     0.07      0.25        0.39          0.49            0.38        0.19        0.22        0.15
200K - 300K        < 300K    0.03     0.13      0.22        0.24          0.34            0.18        0.15        0.06        0.24
300K - 400K        < 400K    0.00     0.00      0.00        0.17          0.14            0.13        0.10        0.17        0.05
400K - 500K        < 500K    0.00     0.00      0.06        0.18          0.11            0.00        0.12        0.07        0.06
500K - 750K        < 750K    0.00     0.00      0.00        0.07          0.00            0.07        0.00        0.00        0.00
750K - 1.0MM     < 1.0 MM    0.00     0.00      0.00        0.00          0.00            0.00        0.00        0.00        0.00
1.0MM - 1.5MM    < 1.5 MM    0.00     0.00      0.00        0.00          0.00            0.00        0.00        0.00        0.00
1.5MM - 2.0MM      < 2 MM    0.00     0.00      0.00        0.00          0.00            0.00        0.00        0.00        0.00
>2.0MM             > 2 MM    0.00     0.00      0.00        0.00          0.00            0.00        0.00        0.00        0.00
             Loan Balance

-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
0 - 100K         < 100K           627            607        576         630           657         697          0             0
100K - 200K      < 200K           625            664        614         640           651         663          0             0
200K - 300K      < 300K           636            648        608         659           623         710          0             0
300K - 400K      < 400K           684            660        613         676           656         716          0             0
400K - 500K      < 500K             0            606          0         659           698         649          0             0
500K - 750K      < 750K             0              0          0         604           666           0          0             0
750K - 1.0MM   < 1.0 MM             0              0          0           0             0           0          0             0
1.0MM - 1.5MM  < 1.5 MM             0              0          0           0             0           0          0             0
1.5MM - 2.0MM    < 2 MM             0              0          0           0             0           0          0             0
>2.0MM           > 2 MM             0              0          0           0             0           0          0             0
            Loan Balance




-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
0 - 100K               < 550     0.11         0.01          0.08         0.06         0.02        0.00       0.00          0.00
100K - 200K            < 575     0.08         0.02          0.11         0.06         0.00        0.00       0.00          0.00
200K - 300K            < 600     0.13         0.02          0.15         0.23         0.15        0.00       0.00          0.00
300K - 400K            < 625     0.07         0.27          0.16         0.31         0.29        0.15       0.00          0.00
400K - 500K            < 650     0.14         0.04          0.05         0.56         0.36        0.16       0.00          0.00
500K - 750K            < 675     0.05         0.11          0.02         0.32         0.37        0.07       0.00          0.00
750K - 1.0MM           < 700     0.07         0.14          0.00         0.26         0.08        0.11       0.00          0.00
1.0MM - 1.5MM          < 725     0.10         0.06          0.00         0.16         0.18        0.11       0.00          0.00
1.5MM - 2.0MM          > 725     0.06         0.02          0.04         0.23         0.10        0.10       0.00          0.00
>2.0MM          Credit Score -------------------------------------------------------------------------------------------------------

-----------------     --------------------------------------------------------------------------------------------------------------
                                                                                                                          more than
Range Assumptions        <67.5      67.5 - 72.5    72.5 - 77.5  77.5 - 82.5    82.5 - 87.5    87.5 - 92.5   92.5 - 97.5     97.5
                      --------------------------------------------------------------------------------------------------------------
                                                                   Original LTV
                                                                                                                         more than
                       < 67.5%         < 72.5%       < 77.5%      < 82.5%       < 87.5%        < 92.5%         < 97.5%     97.5%
------------------------------------------------------------------------------------------------------------------------------------
<550         < 550     90,768.13      53,454.96     71,495.32     96,976.60    142,472.00            0.00       0.00       0.00
550 - 575    < 575    100,773.97      90,823.81    170,548.61    116,980.19          0.00            0.00       0.00       0.00
575 - 600    < 600    159,694.44      61,427.69    158,192.20    127,042.78    168,126.73            0.00       0.00       0.00
600 - 625    < 625    100,215.25     229,500.64    137,579.11    165,620.12    156,424.89      226,669.86       0.00       0.00
625 - 650    < 650    137,693.90     294,569.99     99,427.87    157,746.71    145,615.67      201,966.02       0.00       0.00
650 - 675    < 675     94,135.69     171,697.15    145,565.92    176,206.23    139,480.85      125,117.64       0.00       0.00
675 - 700    < 700    187,910.98     155,942.76          0.00    178,917.30     81,706.02      202,379.11       0.00       0.00
700 - 725    < 725    123,620.03     246,185.57          0.00    204,516.39    147,897.55      170,568.87       0.00       0.00
> 725        > 725    117,464.38     181,592.22    279,378.91    192,723.27    190,940.63      153,597.10       0.00       0.00
      Credit Score



-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
<550              < 550          8.90         8.65          8.73         8.73         7.38        0.00       0.00          0.00
550 - 575         < 575          8.05         8.25          7.97         7.50         0.00        0.00       0.00          0.00
575 - 600         < 600          6.81         7.38          7.75         7.47         7.02        0.00       0.00          0.00
600 - 625         < 625          6.90         7.13          7.28         6.90         7.69        7.24       0.00          0.00
625 - 650         < 650          6.96         5.75          7.43         7.10         6.99        7.10       0.00          0.00
650 - 675         < 675          7.81         6.30          6.05         6.57         7.15        7.50       0.00          0.00
675 - 700         < 700          6.36         7.11          0.00         6.68         7.11        7.57       0.00          0.00
700 - 725         < 725          6.70         6.05          0.00         6.51         7.71        7.15       0.00          0.00
> 725             > 725          7.13         7.50          7.55         6.38         6.79        7.89       0.00          0.00
           Credit Score

===============================================================================

OWNER

-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
0 - 100K              < 100K     1.75         0.68          1.03         3.35         1.04        1.13       0.35          0.36
100K - 200K           < 200K     3.93         1.69          2.95        11.29         4.88        5.26       2.07          1.29
200K - 300K           < 300K     2.29         2.01          2.71         8.31         3.62        3.67       1.97          1.59
300K - 400K           < 400K     0.65         0.72          1.31         5.42         3.17        3.12       1.45          0.62
400K - 500K           < 500K     0.78         0.37          0.90         1.98         0.70        1.10       0.54          0.28
500K - 750K           < 750K     0.16         0.14          0.07         0.44         0.15        0.15       0.00          0.00
750K - 1.0MM        < 1.0 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
1.0MM - 1.5MM       < 1.5 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
1.5MM - 2.0MM         < 2 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
>2.0MM                > 2 MM     0.00         0.00          0.00         0.00         0.00        0.00       0.00          0.00
                Loan Balance -------------------------------------------------------------------------------------------------------

-----------------        -----------------------------------------------------------------------------------------------------------
                                                                                                                          more than
Range Assumptions         <550   550 - 575   575 - 600    600 - 625    625 - 650   650 - 675    675 - 700    700 - 725      725
                         -----------------------------------------------------------------------------------------------------------
                                                  Credit Score
                                                                                                                          more than
                          < 550    < 575      < 600       < 625        < 650        < 675         < 700        < 725          725
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K          < 100K   2.73     1.70       1.53        1.44          1.05         0.61          0.29        0.16        0.18
100K - 200K       < 200K   6.95     3.90       4.87        5.84          5.21         3.49          1.59        0.79        0.72
200K - 300K       < 300K   4.33     2.93       3.76        4.15          4.28         3.26          1.46        0.95        1.04
300K - 400K       < 400K   1.96     1.80       1.92        2.65          3.12         2.18          1.12        0.59        1.11
400K - 500K       < 500K   0.83     0.59       0.84        0.97          1.12         0.89          0.53        0.24        0.64
500K - 750K       < 750K   0.07     0.00       0.07        0.14          0.28         0.00          0.40        0.07        0.07
750K - 1.0MM    < 1.0 MM   0.00     0.00       0.00        0.00          0.00         0.00          0.00        0.00        0.00
1.0MM - 1.5MM   < 1.5 MM   0.00     0.00       0.00        0.00          0.00         0.00          0.00        0.00        0.00
1.5MM - 2.0MM     < 2 MM   0.00     0.00       0.00        0.00          0.00         0.00          0.00        0.00        0.00
>2.0MM            > 2 MM   0.00     0.00       0.00        0.00          0.00         0.00          0.00        0.00        0.00
            Loan Balance


-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
0 - 100K           < 100K         589          565          575          583          572         604         628           657
100K - 200K        < 200K         594          581          578          608          581         616         629           664
200K - 300K        < 300K         606          597          593          615          588         617         643           674
300K - 400K        < 400K         571          609          603          629          605         638         646           686
400K - 500K        < 500K         622          609          597          637          596         651         655           703
500K - 750K        < 750K         673          630          597          679          662         620           0             0
750K - 1.0MM     < 1.0 MM           0            0            0            0            0           0           0             0
1.0MM - 1.5MM    < 1.5 MM           0            0            0            0            0           0           0             0
1.5MM - 2.0MM      < 2 MM           0            0            0            0            0           0           0             0
>2.0MM             > 2 MM           0            0            0            0            0           0           0             0
             Loan Balance




-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
<550                   < 550     2.82         1.66          2.78         5.77         3.61        0.22       0.00          0.00
550 - 575              < 575     1.34         0.81          1.25         2.13         2.80        2.55       0.06          0.00
575 - 600              < 600     1.08         0.72          1.37         4.25         2.14        2.57       0.86          0.01
600 - 625              < 625     1.04         0.94          1.34         4.76         1.89        3.11       1.78          0.32
625 - 650              < 650     1.20         0.63          0.96         6.18         1.32        2.19       1.84          0.74
650 - 675              < 675     0.93         0.37          0.75         3.54         0.72        1.86       0.87          1.37
675 - 700              < 700     0.52         0.17          0.23         2.04         0.53        0.71       0.43          0.76
700 - 725              < 725     0.30         0.10          0.10         0.79         0.35        0.44       0.17          0.53
> 725                  > 725     0.34         0.19          0.18         1.33         0.19        0.77       0.38          0.39
               Credit Score


-----------------     --------------------------------------------------------------------------------------------------------------
                                                                                                                          more than
Range Assumptions        <67.5      67.5 - 72.5    72.5 - 77.5  77.5 - 82.5    82.5 - 87.5    87.5 - 92.5   92.5 - 97.5     97.5
                      --------------------------------------------------------------------------------------------------------------
                                                                   Original LTV
                                                                                                                         more than
                       < 67.5%        < 72.5%       < 77.5%      < 82.5%       < 87.5%         < 92.5%       < 97.5%        97.5%
------------------------------------------------------------------------------------------------------------------------------------
50             < 550   141,730.71   152,069.28    152,965.73    145,818.72    166,280.48      212,915.57           0.00         0.00
550 - 575      < 575   137,242.00   147,267.89    166,647.14    148,420.25    174,421.75      162,735.04     209,402.76         0.00
575 - 600      < 600   126,135.54   188,018.26    189,776.51    162,318.65    178,850.41      180,626.53     167,471.39   112,835.86
600 - 625      < 625   148,813.82   174,955.40    189,099.02    175,712.98    204,986.19      182,022.89     185,018.53   136,339.69
625 - 650      < 650   152,582.87   208,355.15    191,199.50    197,312.49    208,591.13      181,343.34     214,997.81   161,647.41
650 - 675      < 675   164,515.49   233,622.83    211,463.09    187,067.34    195,199.22      218,000.27     213,564.64   193,362.53
675 - 700      < 700   170,565.45   264,204.39    194,470.81    212,372.26    211,982.65      180,350.34     234,392.30   221,810.15
700 - 725      < 725   177,359.35   195,258.32    264,778.00    188,625.57    267,635.38      186,394.98     214,444.90   237,715.35
> 725          > 725   173,804.00   178,163.49    175,021.34    258,476.05    245,457.50      324,871.25     220,024.08   195,283.40
        Credit Score


-------------------          -------------------------------------------------------------------------------------------------------
                                                                                                                         more than
Range Assumptions            < 67.5        67.5 - 72.5  72.5 - 77.5   77.5 - 82.5  82.5 - 87.5  87.5 - 92.5 92.5 - 97.5     97.5
                             -------------------------------------------------------------------------------------------------------
                              Original LTV
                                                                                                                         more than
                               < 67.5%      < 72.5%       < 77.5%      < 82.5%      < 87.5%     < 92.5%    < 97.5%        97.5%
                             -------------------------------------------------------------------------------------------------------
50               < 550           7.92         7.97          8.12         8.01         8.00        7.65       0.00          0.00
550 - 575        < 575           7.11         7.02          7.40         7.47         7.45        7.48       6.74          0.00
575 - 600        < 600           7.01         6.89          6.80         6.62         7.24        7.54       7.50          9.61
600 - 625        < 625           6.53         6.76          6.70         6.48         6.79        7.21       7.02          7.92
625 - 650        < 650           6.64         6.33          6.50         6.19         6.79        6.94       7.08          7.97
650 - 675        < 675           6.33         6.36          6.22         6.26         6.57        6.63       7.05          7.46
675 - 700        < 700           6.04         6.01          6.33         5.93         6.53        6.65       7.03          7.58
700 - 725        < 725           5.78         6.42          6.58         5.87         5.25        6.69       7.03          7.28
> 725            > 725           6.26         5.77          5.68         5.73         4.86        6.24       7.13          7.69
          Credit Score


================================================================================

Top 50 Zipcodes


                                                                       Avg
               % Collateral          Average         Avg Loan         Credit
 Zip Code         Balance              LTV           Balance          Score
--------------------------------------------------------------------------------
  92336              0.42             83.06         244,873.29          599
  91331              0.36             84.36         226,796.93          619
  92503              0.32             77.65         203,704.10          609
  92345              0.30             85.63         141,760.49          608
  92530              0.28             82.01         212,870.88          599
  95688              0.27             81.11         336,147.51          669
  90044              0.26             74.32         162,698.66          626
  90638              0.25             82.09         379,244.79          706
  91710              0.24             90.02         264,139.79          643
  91766              0.24             79.59         203,591.30          626
  91343              0.24             76.28         228,495.56          599
  92335              0.24             80.55         151,633.55          607
  93552              0.23             79.26         177,929.61          580
  91342              0.23             84.08         249,331.50          621
  92376              0.22             82.55         154,784.24          639
  92553              0.22             80.77         154,732.75          652
  92509              0.22             76.38         168,445.72          604
  2149               0.22             89.54         418,006.66          664
  94806              0.22             79.72         235,438.14          594
  90620              0.21             78.62         270,373.55          609
  90221              0.21             80.28         174,419.35          576
  95624              0.20             82.98         258,736.90          623
  95340              0.20             78.75         218,916.22          601
  93535              0.20             82.73         138,737.13          614
  2780               0.20             85.93         304,188.34          626
  94531              0.20             87.75         303,424.44          590
  92804              0.20             77.00         247,751.65          660
  92865              0.19             80.09         363,815.86          600
  93551              0.19             84.09         241,521.65          607
  91789              0.19             80.17         359,924.54          580
  95206              0.19             84.31         239,322.88          617
  92154              0.19             88.07         352,129.23          612
  93550              0.18             79.28         136,996.42          614
  94587              0.18             82.81         333,924.41          674
  92882              0.17             77.01         262,418.81          594
  93458              0.17             78.73         216,044.11          652
  97015              0.17             85.88         258,621.16          614
  92833              0.17             84.03         322,643.53          679
  93063              0.17             77.43         256,948.94          636
  94533              0.17             79.57         320,018.81          611
  93536              0.17             82.07         213,324.86          572
  95828              0.17             86.27         212,379.20          637
  91335              0.17             82.58         251,538.61          608
  95758              0.16             79.37         312,550.45          665
  92869              0.16             79.79         412,603.81          618
  92114              0.16             87.10         304,723.74          609
  92627              0.16             75.69         406,262.26          671
  92880              0.16             87.70         302,840.10          625
  92563              0.16             81.86         302,372.17          606
  92881              0.16             82.26         301,185.14          656
  Other             89.45             80.33         169,289.08          612
  Total:           100.00             80.48         174,210.68          613